                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 26, 2002
                                 --------------


                             FMC TECHNOLOGIES, INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    1-16489                36-4412642
   ----------------------------      ------------         ------------------
   (State or other jurisdiction       (Commission         (I.R.S. Employer
         of incorporation)            File Number)        Identification No.)


                200 East Randolph Drive, Chicago, Illinois 60601
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (312) 861-6000
                         ------------------------------
                         Registrant's telephone number,
                               including area code

Item 5. Other Events. Attached as Exhibit 99c are First Quarter 2002 Financial Schedules. Also included is a schedule of 2001 Business Segment Data on a Pro Forma Basis, revised from that disseminated at 10:24 a.m. Central on Wednesday, April 24, 2002.

Item 9. Regulation FD Disclosure. FMC Technologies, Inc. held its first annual meeting of shareholders in Chicago, IL on April 26, 2002. Presenters at this meeting included Joseph H. Netherland, Chairman, President, and Chief Executive Officer, FMC Technologies, Inc. and William H. Schumann, III, Executive Vice President and Chief Financial Officer, FMC Technologies, Inc. The text of presentations made at this meeting is attached hereto as exhibits to this report. These transcripts may also be accessed at the company's website (www.fmctechnologies.com). The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are furnished as part of this report:

     --------------------------------------------------------------------------------------
     Exhibit Number                   Topic                         Presenter
     --------------------------------------------------------------------------------------
     Exhibit 99a         Transcript of presentation - Annual     Joseph H. Netherland
                         Shareholder Meeting, April 26, 2002
     --------------------------------------------------------------------------------------
     Exhibit 99b         Transcript of presentation - Annual     William H. Schumann, III
                         Shareholder Meeting, April 26, 2002
     --------------------------------------------------------------------------------------
     Exhibit 99c         First Quarter 2002 Financial            N/A
                         Schedules; 2001 Business Segment Data
                         on a Pro Forma Basis (revised)

     --------------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FMC TECHNOLOGIES, INC.

                                       By /s/ Jeffrey W. Carr
                                          -------------------------------------
                                          Jeffrey W. Carr
                                          Vice President, General
                                          Counsel and Secretary

Date: April 26, 2002